UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 16, 2006

WHIRLPOOL CORPORATION

(Exact name of registrant as Specified in Charter)

Delaware	1-3932	38-1490038
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 M63 North, Benton Harbor, Michigan		49022-2692
(Address of Principal Executive Offices)		(Zip Code)

(269) 923-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 — Other Events

On May 16, 2006, the registrant issued two press releases. Copies of the press releases are attached hereto as Exhibit 99.1 and 99.2.

On May 17, 2006, the registrant issued a press release. A copy of the press release is attached hereto as Exhibit 99.3.

Item 9.01  Financial Statements and Exhibits.

99.1                           Copy of press release dated May 16, 2006

99.2                           Copy of press release dated May 16, 2006

99.3                           Copy of press release dated May 17, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHIRLPOOL CORPORATION

Date: May 18, 2006	By:	/s/Robert T. Kenagy
Name: Robert T. Kenagy
Title: Corporate Secretary

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated May 16, 2006
99.2	Press Release dated May 16, 2006
99.3	Press Release dated May 17, 2006